ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of March 29, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”) and Fremont Investment & Loan (as seller, in such capacity, the “Seller” and as servicer, in such capacity, the “Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition and Fremont Investment & Loan, as seller and servicer  have entered into a certain Mortgage Loan Sale & Interim Servicing Agreement, dated as of September 30, 2005 (the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and the Seller hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and prior to the Servicing Transfer Date (as defined in the Pooling and Servicing Agreement) the Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 22 and 26 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Sections 7.01 and 7.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date, provided, however, that the representations and warranties designated as (a), (b), (d), (e), (l), (p), (x), (ll) and (oo) set forth in Section 7.01 of the Agreement are made only to the extent of the Seller’s actual knowledge with respect to the period from the original sale date of the Mortgage Loans to the date of this Assignment; provided further, that the representations and warranties designated as (d), (g), (p), (z) and (jj) set forth in Section 7.01 of the Agreement are limited to the extent as set forth in Exhibit II hereto.  In addition, the Seller hereby represents and warrants that (i) each Specified Mortgage Loan sold by it under the Agreement is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code and (ii) each Specified Mortgage Loan sold by it under the Agreement that is a Cooperative Loan is secured by stock in a “cooperative housing corporation” within the meaning of Section 216(b) of the Code.

4.

The Servicer hereby acknowledges that U.S. Bank National Association has been appointed as the Trustee and JPMorgan Chase Bank National Association has been appointed as the securities administrator (“Securities Administrator”) pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, JPMorgan Acquisition, the Securities Administrator, JPMorgan Chase Bank National Association as servicer, Pentalpha Surveillance LLC as trust oversight manager and the Trustee (the “Pooling and Servicing Agreement”) for J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2 and, therefore, the Trustee, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. The Servicer shall make all distributions under the Agreement to the Securities Administrator by wire transfer of immediately available funds to:

JPMorgan Chase Bank, N.A.

ABA 021000021

Acct 507947541

FFC: 10500366.1

Ref: JPMAC 2006-FRE2

The Servicer shall deliver all reports required to be delivered under the Agreement to the Securities Administrator at the following address:

JPMorgan Chase Bank National Association
4 New York Plaza, 6th Floor
New York, New York 10004
Attention:  Worldwide Securities Services/Structured Finance Services – JPMAC 2006-FRE2

5.

Establishment of Collection Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2, for all funds collected and received on the Specified Mortgage Loans.

6.

Regulation AB Compliance

Not later than March 15, 2007, the Servicer shall deliver to the Securities Administrator an Officers’ Certificate stating, as to each signatory thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under the Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, such Servicer has fulfilled all its obligations under the Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such material default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such material default.  With respect to any Subservicer that meets the criteria of Item 1108(a)(2)(i) through (iii) of Regulation AB, the related Servicer shall deliver, on behalf of that Subservicer, the Officer’s Certificate set forth in this Section 6 as and when required with respect to such Servicer.

Not later than March 15, 2007, the Servicer, at its own expense, shall deliver to the Securities Administrator an officer’s certification and assessment of its compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the “Assessment of Compliance”), which assessment shall be substantially in the form of Exhibit III hereto.

Not later than March 15, 2007, the Servicer, at its own expense, shall cause a nationally or regionally recognized firm of independent registered public accountants (who may also render other services to any Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Securities Administrator and the Trustee, that attests to and reports on the assessment of compliance provided by such Servicer pursuant to Section 3.21(a) (the “Accountant’s Attestation”).  Such Accountant’s Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

The Servicer shall deliver on behalf of any Subservicer and each Subcontractor not later than the March 15, 2007 to the Securities Administrator an Assessment of Compliance, which assessment shall be substantially in the form of Exhibit III hereto.

Not later than March 15, 2007, the Servicer shall cause each Subservicer and each Subcontractor to deliver to the Securities Administrator an Accountant’s Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to the preceding paragraph.

The Servicer agrees to indemnify and hold harmless each of the Depositor, the Securities Administrator and the Trustee and each Person, if any, who “controls” the Depositor, the Securities Administrator or the Trustee within the meaning of the Securities Act and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain arising out of third party claims based on (i) the failure of such Servicer or any related Subservicer or Subcontractor to deliver or cause to be delivered when required any Assessment of Compliance or Accountant’s Attestation required of it pursuant to Section 6, as applicable, or (ii) any material misstatement or omission contained in any Assessment of Compliance provided on its behalf pursuant to this Section 6, as applicable.

7.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

8.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

9.

Notices

Any notices or other communications permitted or required under the Agreement to be made to JPMorgan Acquisition, the Depositor, the Trustee, the Seller and the Servicer shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2

In the case of the Trustee:

U.S. Bank National Association
209 S. LaSalle Street, Suite 300
Chicago, IL 60604
Attention:  JPMAC-FRE2

In the case of the Seller:

Fremont Investment & Loan

2727 East Imperial Highway

Brea, CA  92821

Attention:  Senior Vice President, Capital Markets

With a copy to:

Fremont Investment & Loan

3110 East Guasti Road, Suite 500

Ontario, CA 92761

Attention: Senior Vice President – Residential Loan Servicing

In the case of the Servicer:

Fremont Investment & Loan
2727 East Imperial Highway
Brea, CA  92821
Attention:  Senior Vice President, Capital Markets

With a copy to:

Fremont Investment & Loan

3110 East Guasti Road, Suite 500

Ontario, CA 92761

Attention: Senior Vice President – Residential Loan Servicing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

10.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

11.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

13.

Amendments

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

The parties to the Servicing Agreement hereby agree to amend the Servicing Agreement as follows:

(a)

Section 11.21 is hereby amended by replacing all references to “Purchaser” in such section with “J.P. Morgan Acceptance Corporation I”; and

(b)

Section 11.22 is hereby amended by replacing all references to “Purchaser” in such section with “J.P. Morgan Acceptance Corporation I.”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: _/s/_Paul H. White_____________

Name: Paul H. White

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: _/s/_Paul H. White________

Name: Paul H. White

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2

By: _/s/ Melissa A. Rosal _______

Name: Melissa A. Rosal

Title: Vice President

FREMONT INVESTMENT & LOAN, as Seller

By: _/s/___Jeff CrusinBerry ________

Name: Jeff CrusinBerry

Title: Senior Vice President

FREMONT INVESTMENT & LOAN, as Servicer

By: _/s/___Jeff CrusinBerry____________

Name: Jeff CrusinBerry

Title: Senior Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]

EXHIBIT II

Limitation on the representations and warranties designated as (d), (g), (p), (z) and (jj) set forth in Section 7.01 of the Agreement

EXHIBIT III

FORM OF ASSESSMENT OF COMPLIANCE

Re:  J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Assessing Party”), certify pursuant to Section 6 of the Assignment, Assumption and Recognition Agreement to the Depositor, the Securities Administrator and the Trustee and each Person, if any, who “controls” the Depositor, the Securities Administrator or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

I am responsible for assessing compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year. For purposes of this assessment, I have used the Servicing Criteria as set for in Item 1122 of Regulation AB.

2.

Based on my knowledge, the Assessing Party was in compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year other than [state any material instance of noncompliance with respect thereto during such period].  This assessment is based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it.

3.

Based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it, the following Servicing Criteria are not applicable to the Assessing Party: [____________].

4.

A registered public accounting firm has issued an attestation report on the Assessing Party’s assessment of compliance for the period consisting of Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Assignment, Assumption and Recognition Agreement, dated as of March 29, 2006 (the “Assignment, Assumption and Recognition Agreement”), among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”) and Fremont Investment & Loan (as seller, in such capacity, the “Seller” and as servicer, in such capacity, the “Servicer”).

[__________________],
as Assessing Party

By:

[Name]
[Title]

[Date]